EXHIBIT 10.3.1

12/19/2023

Union Carbide Corporation
400 West Sam Houston Parkway South
Houston, Texas 77042
Attn: Ignacio Molina
imolina@dow.com
VIA EMAIL
RE:    Mutual Termination of Third Amended and Restated Agreement
Reference is made to Third Amended and Restated Agreement, effective March 1, 2008 (as may have been amended from time to time, “Agreement”), between Union Carbide Corporation and Dow Hydrocarbons and Resources LLC (collectively, the “Parties”).
This letter shall serve to confirm that the Parties have mutually agreed to terminate the Agreement effective as of November 1, 2023. Please confirm your agreement to the foregoing by signing where indicated below.
If you have any questions regarding this matter, please contact me by email.
Sincerely,
DOW HYDROCARBONS AND RESOURCES LLC
/s/ JOSH JONES
Name:    Josh Jones
Title:    Authorized Representative
AGREED and ACCEPTED:

UNION CARBIDE CORPORATION
/s/ IGNACIO MOLINA
Name:    Ignacio Molina
Title:    Vice President, Chief Financial &
Treasurer

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